UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Date of Report (Date of earliest event reported):    April 20, 2005

GREATER COMMUNITY BANCORP (Exact name of registrant as specified in its charter)

NEW JERSEY (State or other jurisdiction of incorporation)	01-14294 (Commission File No.)	22-2545165 (IRS Employer Identification no.)

55 UNION BOULEVARD, TOTOWA, NJ (Address of principal executive offices)	07512 (Zip Code)

Registrant's telephone number, including area code:    973-942-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On April 20, 2005, Greater Community Bancorp (the “Company”) issued a press release announcing its earnings for the quarter ended March 31, 2005. A copy of such release is attached hereto as an exhibit.

Item 9.01  Financial Statements and Exhibit

(c) Exhibits.	The following exhibit is being filed with this Report and is attached hereto:

99.1	Press Release issued April 20, 2005 relating to the earnings for the quarter ended March 31, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2005	GREATER COMMUNITY BANCORP (Registrant) /s/ Naqi A. Naqvi (Signature) Naqi A. Naqvi Senior Vice President, Treasurer and CFO